UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2008

INTERNATIONAL RECTIFIER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7935	95-1528961
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

233 Kansas Street
El Segundo, California		90245
(Address of principal executive offices)		(Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(a)  On September 19, 2007, International Rectifier Corporation (the “Company”) reported that it had received a letter dated September 17, 2007 from NYSE Regulation, Inc. (the “NYSE”), stating that the Company was not in compliance with NYSE Listed Company Manual Section 802.01E because it had not timely filed its Annual Report on Form 10-K for its fiscal year ended June 30, 2007 (“Annual Report”).  On March 19, 2008, the Company reported that the NYSE agreed to provide the Company an additional trading period of up to three months (namely up to June 17, 2008), subject to reassessment by the NYSE on an ongoing basis, within which to file the Annual Report with the Securities and Exchange Commission (“SEC”).

On June 13, 2008, the Company received a letter dated June 12, 2008 from the NYSE stating that, in response to the Company’s application for additional time to complete the Annual Report, the NYSE has agreed to provide the Company with an additional trading period of up to three months (namely up to September 17, 2008), subject to reassessment by the NYSE on an ongoing basis, within which to file the Annual Report with the SEC.  A copy of that June 12, 2008 letter is attached as Exhibit 99.1 and incorporated herein by reference.

The NYSE has advised the Company that it will closely monitor the Company’s progress regarding the completion of the Annual Report.  If the Company does not complete and file the Annual Report by September 17, 2008, the NYSE will move forward with the initiation of suspension and delisting procedures.

The foregoing description of the June 12, 2008 NYSE letter is not complete and is qualified in its entirety by reference to the actual June 12, 2008 NYSE letter, a copy of which is filed as Exhibit 99.1 hereto.

In furtherance of the June 12, 2008 NYSE letter, on June 13, 2008, the Company issued a press release announcing the NYSE’s decision to grant the additional three-month trading period as well as the NYSE’s ongoing monitoring of the matter.

Cautionary Information Regarding Forward-looking Statements

This Form 8-K includes some “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, among other things, our statement that the Company is working diligently to file its Form 10-K for the fiscal year ended June 30, 2007 in compliance with the September 17, 2008 date established by the NYSE.   There can be no assurance that the Company will be able to file the Form 10-K within the time required by the NYSE. If the Company cannot timely file within the time required by the NYSE, the NYSE will move forward with the initiation of suspension and delisting procedures. The suspension or delisting would, among other things, would adversely affect the ability to trade such shares freely, restrict liquidity in the market for such shares and have a material adverse affect on our stock price.  Forward-looking statements are subject to a number of uncertainties and risks, and actual results may differ materially from those projected. Factors that could affect the Company’s actual results include unanticipated delays in the conclusion of the Company’s reconstruction and restatement of the Company’s financial statements and the effects of other various risk factors and uncertainties disclosed in the Company’s reports filed with the

Securities and Exchange Commission, including its most recent reports (not including financial information) on Forms 8-K, 10-K,
10-Q and 12b-25. Such forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b).  On May 29, 2008, the Company filed a Form 8-K (the “May 29 Report”) reporting the resignation of Marc Rougee as Executive Vice President-Operations and as an employee of the Company effective May 30, 2008, and that once separation terms had been finalized, the Company would file an amendment to the May 29 Report disclosing such terms.

On June 13, 2008, the Compensation Committee of the Board of Directors of the Company approved the terms of a Severance and General Release Agreement dated as of May 30, 2008 (“Severance Agreement”), between the Company and Marc Rougee.   A copy of the Severance Agreement is filed herewith as Exhibit 10.1 and incorporated herein by this reference. As previously reported in the May 29 Report, the Severance Agreement provides that Mr. Rougee will receive a separation payment equal to two years annualized base pay. As part of the Severance Agreement, Mr. Rougee provides the Company with a release. The foregoing description of the Severance Agreement is not complete and is qualified in its entirety by reference to the actual form of Severance Agreement, a copy of which is filed as Exhibit 10.1 hereto.

Additionally, the Company has granted Mr. Rougee a period of up to 90 days following the date that the Company has become current in its periodic SEC reports within which to exercise his vested options to purchase shares of the Company’s common stock.

This report supplements Items 5.02(c) and 5.02 (e) of the May 29 Report and is filed in lieu of the amendment contemplated by the May 29 Report.

5.02(e). Information, if any, required by this Item is described in paragraph 5.02(b) above, and incorporated herein by reference.

Item 7.01          Regulation FD Disclosure.

As described in Item 3.01 above, on June 13, 2008, the Registrant has issued a press release describing, among other things, receipt of a letter from the NYSE.  A copy of the Registrant’s press release is attached as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 7.01 of this report on Form 8-K, including Exhibit 99.2, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.  The furnishing of the information in this Item 7.01 of this report is not intended to and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material investor information that is not otherwise publicly available.

Item 9.01.          Financial Statements and Exhibits.

(d)                                                                                 Exhibits

Exhibit Number	Description
99.1	Letter, dated June 12, 2008, issued by NYSE Regulation, Inc. regarding International Rectifier Corporation.
99.2	Press release, dated June 13, 2008, issued by International Rectifier Corporation regarding its listing status.
10.1	Form of Severance and General Release Agreement, dated May 30, 2008, between International Rectifier Corporation and Marc Rougee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL RECTIFIER
CORPORATION

Date: June 18, 2008	By	/s/ Donald R. Dancer
Donald R. Dancer,
Executive Vice President and Chief Administrative Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Letter, dated June 12, 2008, issued by NYSE Regulation, Inc. regarding International Rectifier Corporation.

99.2	Press release, dated June 13, 2008, issued by International Rectifier Corporation regarding its listing status.

10.1	Form of Severance and General Release Agreement, dated May 30, 2008, between International Rectifier Corporation and Marc Rougee.